Supplement dated December 10, 1999 to
                        Founders Funds, Inc. Prospectus
                               dated May 1, 1999
             (as previously supplemented through December 8, 1999)


Effective December 8, 1999, Kevin S. Sonnett has been appointed portfolio manager of Founders Mid-Cap Growth Fund. Accordingly, the description of Founders' investment management team in the section of the Prospectus titled "How the Funds Are Managed - Founders' Investment Management Team" is amended as follows:

The following paragraph is added following the paragraph concerning Douglas A.
Loeffler:

     Kevin S. Sonnett, Vice President of Investments. Mr. Sonnett is a Chartered Financial Analyst who has been portfolio manager of Founders Mid-Cap Growth Fund since December 1999. He joined Founders in February 1997 as an equity analyst for the small- and mid-cap investment team, and was promoted to senior equity analyst in 1999. Before joining Founders, Mr. Sonnett was an equity analyst with the Colorado Public Employees Retirement Association from 1995 to 1997, and an investor services representative with Janus Service Corporation from 1994 to 1995. Mr. Sonnett holds a bachelor's degree in marketing from Pennsylvania State University and a master's degree in finance from the University of Colorado.

The paragraph concerning Paul A. LaRocco in this section of the Prospectus is deleted, since Mr. LaRocco has resigned his position with Founders.

                              FOUNDERS FUNDS INC.
                       SUPPLEMENT DATED DECEMBER 10, 1999
                     TO STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 1999
              (as previously supplemented through August 16, 1999)

The section of the Funds' Statement of Additional Information entitled "Investment Adviser, Distributor and Other Service Providers -- Investment Adviser" is hereby amended on page 39 to replace the third paragraph on that page with the following:

     Founders and its predecessor companies have been providing investment management services since 1938. In addition to serving as adviser to the Funds, Founders serves as investment adviser or sub-adviser to various other mutual funds and private accounts. The officers of Founders include Christopher M. Condron, Chairman, Richard W. Sabo, President and Chief Executive Officer; Robert T. Ammann, Vice President; Curtis J. Anderson, Vice President, Thomas M. Arrington, Vice President; Marissa A. Banuelos, Vice President; Angelo Barr, Senior Vice President and National Sales Manager; Scott A. Chapman, Vice President; Kenneth R. Christoffersen, Senior Vice President, General Counsel and Secretary; Gregory P. Contillo, Executive Vice President and Chief Marketing Officer; Francis P. Gaffney, Senior Vice President; Laurine Garrity, Senior Vice President; Douglas A. Loeffler, Vice President; Andra C. Ozols, Vice President, David L. Ray, Senior Vice President and Treasurer; Linda M. Ripley, Vice President; Kevin
     S. Sonnett, Vice President; and Tracy P. Stouffer, Vice President.

This supplement supersedes the supplement dated December 8, 1999.